UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 7, 2014

CONTANGO OIL & GAS COMPANY
 (Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-16317 (Commission File Number)	95-4079863 (IRS Employer Identification No.)

717 TEXAS AVE, SUITE 2900
HOUSTON, TEXAS 77002
(Address of principal executive offices)

(713) 236-7400
(Registrant's telephone number, including area code)

N/A
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.                      REGULATION FD DISCLOSURE

On April 1, 2014, Contango Oil & Gas Company (the “Company”) issued a press release announcing that the Company will present at the IPAA 2014 Oil & Gas Investment Symposium (OGIS) New York Conference on Monday, April 7, 2014 at 2:50 p.m. EST.   A copy of the press release dated April 1, 2014 is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

A copy of the Company’s investor presentation materials will be available on April 7, 2014 at approximately 2:10 p.m. EST under the investor relations tab on the Company’s website at www.contango.com.

The investor presentation may contain statements concerning the Company's or its management's expectations or predictions that are forward-looking statements. The Company's actual results could materially differ from those projected in such forward-looking statements. Factors that could affect such results include those mentioned in the Company’s Annual Report on Form 10-K/A and other reports that the Company has filed with the Securities and Exchange Commission.  The Company undertakes no obligation to update or revise any forward-looking statement to reflect new information or events.

Non-GAAP Financial Measures

Included in the presentation materials referenced above, will be Pro Forma Adjusted EBITDAX, which represents Pro Forma EBITDAX (pro forma net income before pro forma interest expense, taxes, and depreciation, amortization and oil & gas expenses), further adjusted to reflect the items set forth in the table below, as set forth in our Pro Forma Condensed Combined Statement of Operations included in our Form 8-K/A filed on April 4, 2014.

We have included Pro Forma Adjusted EBITDAX in the presentation to provide investors with a supplemental measure of our operating performance on a pro forma basis. We believe Pro Forma EBITDAX is an important supplemental measure of operating performance for this period because it combines the operations of both companies and eliminates items that have less bearing on combined operating performance and so highlights trends in our core business that may not otherwise be apparent when relying solely on GAAP financial measures. We also believe that securities analysts, investors and other interested parties may use Pro Forma EBITDAX in the evaluation of our Company.

Adjusted EBITDAX is a material component of the covenants that are imposed on us by our credit agreement. We are subject to financial covenant ratios that are calculated by reference to Adjusted EBITDAX. Non-compliance with the financial covenants contained in this credit agreement could result in a default, an acceleration in the repayment of amounts outstanding, and a termination of lending commitments. Our management and external users of our financial statements, such as investors, commercial banks, research analysts and others, also use EBITDAX and Adjusted EBITDAX to assess:

•	the financial performance of our assets without regard to financing methods, capital structure or historical cost basis;

•	the ability of our assets to generate cash sufficient to pay interest costs and support our indebtedness;

•	our operating performance and return on capital as compared to those of other companies in our industry, without regard to financing or capital structure; and

•	the feasibility of acquisitions and capital expenditure projects and the overall rates of return on alternative investment opportunities.

We are therefore presenting Pro Forma EBITDAX and Pro Forma Adjusted EBITDAX to show what such covenants would look like on a pro forma basis.

Pro Forma EBITDAX and Pro Forma Adjusted EBITDAX are not presentations made in accordance with generally accepted accounting principles, or GAAP. As discussed above, we believe that the presentation of Pro Forma EBITDAX and Pro Forma Adjusted EBITDAX is appropriate. However, when evaluating our results, you should not consider Pro Forma EBITDAX and Pro Forma Adjusted EBITDAX in isolation of, or as a substitute for, measures of our financial performance as determined in accordance with GAAP, such as net income. Pro Forma EBITDAX and Pro Forma Adjusted EBITDAX have material limitations as performance measures because they exclude items that are necessary elements of our costs and operations. Because other companies may calculate EBITDAX and Adjusted EBITDAX differently than we do, Pro Forma EBITDAX may not be, and Pro Forma Adjusted EBITDAX as presented in this filing is not, comparable to measures such as EBITDAX and Adjusted EBITDAX reported by other companies.

The following table reconciles pro forma net income to Pro Forma EBITDAX and Pro Forma Adjusted EBITDAX for the period presented (in thousands):

Pro Forma Combined
Year Ended December 31, 2013
Net income	$40,164
Interest expense	4,151
Income tax provision	23,109
Depreciation, depletion and amortization	116,927
Exploration expenses	2,534
EBITDAX	$186,885
Unrealized loss on derivative instruments	2,813
Non-cash equity-based compensation charges	5,201
Impairment and abandonment of oil and gas properties	2,899
Gain on sale of assets and investment in affiliates	(34,106)
Other	377
Adjusted EBITDAX	$164,069

In accordance with General Instruction B.2. of Form 8-K and the Securities and Exchange Commission Release No. 33-8176, the above information, and the information posted to our website, is being furnished under Item 7.01of Form 8-K and shall not deemed to be "filed" for purposes of Section 18 of the Securities Act of 1934, as amended, or otherwise subject to the liabilities of that section, and is not deemed to be incorporated by reference into any filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

ITEM 9.01.                      FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits

Exhibit No.	Description of Document
99.1	Press release dated April 1, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTANGO OIL & GAS COMPANY

By:	/s/ E. Joseph Grady
E. JOSEPH GRADY
Senior Vice President and Chief Financial Officer

Exhibit 99.1

CONTANGO OIL & GAS COMPANY

NEWS RELEASE

Contango to Present at Upcoming Conference

HOUSTON--(BUSINESS WIRE)-- Contango Oil & Gas Company (NYSE MKT: MCF) today announced that the Company will present at the IPAA 2014 Oil & Gas Investment Symposium (OGIS) New York Conference on Monday, April 7, 2014 at 2:50 p.m. EST.

A live audio webcast of the presentation can be accessed at http://www.investorcalendar.com/CEPage.asp?ID=172400 or by visiting the Company's website at http://www.contango.com. A copy of the presentation will be posted in the "Investor Relations" section of the website prior to the start of the Company's presentation.

Contango Oil & Gas Company is a Houston, TX-based independent energy company engaged in the acquisition, development, exploitation and production of crude oil and natural gas, offshore in the shallow waters of the Gulf of Mexico and in the onshore Gulf Coast regions of the United States and Colorado. Additional information is available on the Company's website at http://www.contango.com.

Contango Oil & Gas Company
E. Joseph Grady, 713-236-7400
Senior Vice President and Chief Financial Officer
or
Sergio Castro, 713-236-7400
Vice President and Treasurer